                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 1998



                         DSC COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                       0-10018                 54-1025763
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


             1000 Coit Road
              Plano, Texas                          75075
(Address of principal executive offices)          (ZIP Code)


       Registrant's telephone number, including area code: (972) 519-3000

ITEM 5.    OTHER EVENTS.

     On Thursday, June 4, 1998, Alcatel Alsthom and DSC Communications Corporation issued a joint press release, which is filed herewith as Exhibit
99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (C)      EXHIBITS.

     Exhibit No.       Description.
     -----------       ------------
        99.1           Joint Press Release of Alcatel Alsthom and DSC
                       Communications Corporation dated June 4, 1998.

        99.2 Agreement and Plan of Merger among DSC Communications Corporation, Alcatel Alsthom, and Net Acquisition, Inc., dated June 3, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            DSC COMMUNICATIONS CORPORATION


Date:  June 5, 1998                         By: /s/ George B. Brunt
                                                -------------------------
                                                George B. Brunt
                                                Vice President, Secretary and
                                                General Counsel

                                  EXHIBIT INDEX


      Exhibit No.       Description.
      -----------       ------------
      99.1              Joint Press Release of Alcatel Alsthom and DSC
                        Communications Corporation dated June 4, 1998.

      99.2 Agreement and Plan of Merger among DSC Communications Corporation, Alcatel Alsthom, and Net Acquisition, Inc., dated June 3, 1998.